Exhibit 99.1

Shake Shack Announces Second Quarter 2023 Financial Results
▪Total revenue of $271.8 million, up 17.8% versus 2022, including $261.8 million of Shack sales and $10.0 million of Licensing revenue.
▪System-wide sales of $426.3 million, up 21.2% versus 2022.
▪Same-Shack sales up 3.0% versus 2022.
▪Operating income of $4.7 million.
•Shack-level operating profit(1) of $54.9 million, or 21.0% of Shack sales.
▪Net income of $7.2 million.
•Adjusted EBITDA(1) of $37.1 million.
▪Net income attributable to Shake Shack Inc. of $6.9 million, or earnings of $0.16 per diluted share.
•Adjusted pro forma net income(1) of $7.9 million, or earnings of $0.18 per fully exchanged and diluted share.
▪Opened 10 new domestic Company-operated Shacks. Opened 13 new licensed Shacks, including locations in Thailand and China.
NEW YORK, NY (Business Wire) — August 3, 2023 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the second quarter of 2023 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q2 2023 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Randy Garutti, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until August 10, 2023 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13738716.

The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Shack-level operating profit, Adjusted EBITDA and Adjusted pro forma net income (loss) are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 480 locations system-wide, including over 310 in 32 U.S. States and the District of Columbia, and about 170 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at domestic Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Shack-level operating profit," a non-GAAP measure, also referred to as restaurant profit, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Shack-level operating profit margin," a non-GAAP measure, also referred to as restaurant margin, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring and other items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

Exhibit 99.1

SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	June 28 2023	December 28 2022
ASSETS
Current assets:
Cash and cash equivalents	$203,697	$230,521
Marketable securities	91,537	80,707
Accounts receivable, net	14,332	13,877
Inventories	4,674	4,184
Prepaid expenses and other current assets	15,278	14,699
Total current assets	329,518	343,988
Property and equipment, net of accumulated depreciation of $331,571 and $290,362, respectively	500,085	467,031
Operating lease assets	385,386	367,488
Deferred income taxes, net	302,025	300,538
Other assets	15,802	15,817
TOTAL ASSETS	$1,532,816	$1,494,862
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,005	$20,407
Accrued expenses	50,588	47,945
Accrued wages and related liabilities	18,221	17,576
Operating lease liabilities, current	46,490	42,238
Other current liabilities	17,881	19,552
Total current liabilities	150,185	147,718
Long-term debt	245,113	244,589
Long-term operating lease liabilities	448,580	427,227
Liabilities under tax receivable agreement, net of current portion	235,361	234,893
Other long-term liabilities	22,218	20,687
Total liabilities	1,101,457	1,075,114
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of June 28, 2023 and December 28, 2022.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 39,449,246 and 39,284,998 shares issued and outstanding as of June 28, 2023 and December 28, 2022, respectively.	39	39
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,844,513 and 2,869,513 shares issued and outstanding as of June 28, 2023 and December 28, 2022, respectively.	3	3
Additional paid-in capital	421,356	415,611
Accumulated deficit	(15,123)	(20,537)
Accumulated other comprehensive loss	(4)	—
Total stockholders' equity attributable to Shake Shack Inc.	406,271	395,116
Non-controlling interests	25,088	24,632
Total equity	431,359	419,748
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,532,816	$1,494,862

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Twenty-Six Weeks Ended
	June 28 2023		June 29 2022		June 28 2023		June 29 2022
Shack sales	$261,810	96.3%	$223,054	96.7%	$506,064	96.4%	$419,845	96.7%
Licensing revenue	9,995	3.7%	7,698	3.3%	19,019	3.6%	14,298	3.3%
TOTAL REVENUE	271,805	100.0%	230,752	100.0%	525,083	100.0%	434,143	100.0%
Shack-level operating expenses(1):
Food and paper costs	75,800	29.0%	65,987	29.6%	147,572	29.2%	125,871	30.0%
Labor and related expenses	75,158	28.7%	65,851	29.5%	149,422	29.5%	126,316	30.1%
Other operating expenses(2)	36,109	13.8%	32,151	14.4%	71,045	14.0%	62,322	14.8%
Occupancy and related expenses	19,801	7.6%	16,657	7.5%	38,384	7.6%	32,933	7.8%
General and administrative expenses(2)	31,476	11.6%	29,487	12.8%	62,787	12.0%	60,873	14.0%
Depreciation and amortization expense	22,252	8.2%	18,087	7.8%	43,574	8.3%	34,942	8.0%
Pre-opening costs	5,577	2.1%	2,823	1.2%	9,134	1.7%	5,535	1.3%
Impairment and loss on disposal of assets	884	0.3%	528	0.2%	1,606	0.3%	1,105	0.3%
TOTAL EXPENSES	267,057	98.3%	231,571	100.4%	523,524	99.7%	449,897	103.6%
INCOME (LOSS) FROM OPERATIONS	4,748	1.7%	(819)	(0.4)%	1,559	0.3%	(15,754)	(3.6)%
Other income, net	3,227	1.2%	538	0.2%	6,064	1.2%	249	0.1%
Interest expense	(405)	(0.1)%	(315)	(0.1)%	(808)	(0.2)%	(670)	(0.2)%
INCOME (LOSS) BEFORE INCOME TAXES	7,570	2.8%	(596)	(0.3)%	6,815	1.3%	(16,175)	(3.7)%
Income tax expense (benefit)	347	0.1%	707	0.3%	1,214	0.2%	(3,590)	(0.8)%
NET INCOME (LOSS)	7,223	2.7%	(1,303)	(0.6)%	5,601	1.1%	(12,585)	(2.9)%
Less: Net income (loss) attributable to non-controlling interests	275	0.1%	(115)	—%	187	—%	(1,235)	(0.3)%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$6,948	2.6%	$(1,188)	(0.5)%	$5,414	1.0%	$(11,350)	(2.6)%
Earnings (loss) per share of Class A common stock:
Basic	$0.18		$(0.03)		$0.14		$(0.29)
Diluted	$0.16		$(0.03)		$0.13		$(0.29)
Weighted average shares of Class A common stock outstanding:
Basic	39,416		39,227		39,374		39,195
Diluted	43,886		39,227		43,837		39,195

(1)As a percentage of Shack sales.
(2)The Company has elected to reclassify certain marketing expenses from Other operating expenses to General and administrative expenses for the thirteen and twenty-six weeks ended June 28, 2023. The prior periods have been updated to conform with the current year presentation. The reclassification does not have a material impact on our results.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Twenty-Six Weeks Ended
	June 28 2023	June 29 2022
OPERATING ACTIVITIES
Net income (loss) (including amounts attributable to non-controlling interests)	$5,601	$(12,585)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization expense	43,574	34,942
Amortization of debt issuance costs	524	524
Amortization of cloud computing asset	880	683
Non-cash operating lease cost	32,598	28,010
Equity-based compensation	7,734	6,640
Deferred income taxes	2,733	8,392
Non-cash interest expense	99	28
Gain on sale of equity securities	(81)	—
Net amortization of discount on held-to-maturity securities	(89)	—
Impairment and loss on disposal of assets	1,606	1,105
Unrealized loss on equity securities	—	561
Changes in operating assets and liabilities:
Accounts receivable	(455)	1,721
Inventories	(490)	(105)
Prepaid expenses and other current assets	(519)	(3,964)
Other assets	(3,217)	(4,090)
Accounts payable	(3,939)	(1,104)
Accrued expenses	39	(13,208)
Accrued wages and related liabilities	592	3,802
Other current liabilities	(2,081)	4,929
Operating lease liabilities	(25,584)	(21,102)
Other long-term liabilities	2,666	(15)
NET CASH PROVIDED BY OPERATING ACTIVITIES	62,191	35,164
INVESTING ACTIVITIES
Purchases of property and equipment	(74,755)	(55,268)
Purchases of held-to-maturity securities	(91,448)	—
Purchases of equity securities	(690)	(186)
Sales of equity securities	81,478	—
NET CASH USED IN INVESTING ACTIVITIES	(85,415)	(55,454)
FINANCING ACTIVITIES
Payments on principal of finance leases	(1,504)	(1,513)
Distributions paid to non-controlling interest holders	(52)	(324)
Proceeds from stock option exercises	630	175
Employee withholding taxes related to net settled equity awards	(2,670)	(2,120)
NET CASH USED IN FINANCING ACTIVITIES	(3,596)	(3,782)
Effect of exchange rate changes on cash and cash equivalents	(4)	(2)
DECREASE IN CASH AND CASH EQUIVALENTS	(26,824)	(24,074)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	230,521	302,406
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$203,697	$278,332

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the condensed consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Shack-level operating profit, Shack-level operating profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Shack-Level Operating Profit
Shack-level operating profit, also referred to as restaurant profit, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Shack-level operating profit to Loss from Operations, the most directly comparable GAAP financial measure, is set forth below.

Exhibit 99.1

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(dollar amounts in thousands)	June 28 2023	June 29 2022	June 28 2023	June 29 2022
Income (loss) from operations	$4,748	$(819)	$1,559	$(15,754)
Less:
Licensing revenue	9,995	7,698	19,019	14,298
Add:
General and administrative expenses(1)	31,476	29,487	62,787	60,873
Depreciation and amortization expense	22,252	18,087	43,574	34,942
Pre-opening costs	5,577	2,823	9,134	5,535
Impairment and loss on disposal of assets	884	528	1,606	1,105
Shack-level operating profit	$54,942	$42,408	$99,641	$72,403

Total revenue	$271,805	$230,752	$525,083	$434,143
Less: Licensing revenue	9,995	7,698	19,019	14,298
Shack sales	$261,810	$223,054	$506,064	$419,845

Shack-level operating profit margin(2,3)	21.0%	19.0%	19.7%	17.2%
(1)Certain marketing expenses have been reclassified from Other operating expenses to General and administrative expenses in the prior year to conform with the current year presentation. The reclassification does not have a material impact on our results.
(2)For the twenty-six weeks ended June 29, 2022, Shack-level operating profit margin includes a $1,281 cumulative catch-up adjustment for gift card breakage income, recognized in Shack sales.
(3)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, Impairment and loss on the disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
In the first quarter of 2023, the Company revised its definition of Adjusted EBITDA to exclude deferred lease costs and executive transition costs as adjustments to the measure. The Company believes excluding both of these items improves the usefulness of Adjusted EBITDA as these items are characteristic of the Company’s ongoing operations and such presentation is consistent with other companies in the restaurant industry. Previously reported periods have been revised to conform to the current period presentation.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures.

Exhibit 99.1

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(dollar amounts in thousands)	June 28 2023	June 29 2022	June 28 2023	June 29 2022
Net income (loss)	$7,223	$(1,303)	$5,601	$(12,585)
Depreciation and amortization expense	22,252	18,087	43,574	34,942
Interest expense, net	278	315	681	670
Income tax expense (benefit)	347	707	1,214	(3,590)
EBITDA	$30,100	$17,806	$51,070	$19,437

Equity-based compensation	3,932	3,452	7,734	6,640
Amortization of cloud-based software implementation costs	441	351	880	683
Impairment and loss on disposal of assets	884	528	1,606	1,105
Legal settlements	—	750	1,004	6,750
Gift card breakage cumulative catch-up adjustment	—	—	—	(1,281)
Other(1)	1,693	—	2,321	—
Adjusted EBITDA	$37,050	$22,887	$64,615	$33,334

Adjusted EBITDA margin(2)	13.6%	9.9%	12.3%	7.7%
(1)Related to professional fees for a non-recurring matter.
(2)Calculated as a percentage of Total revenue, which was $271.8 million and $525.1 million for the thirteen and twenty-six weeks ended June 28, 2023, respectively, and $230.8 million and $434.1 million for the thirteen and twenty-six weeks ended June 29, 2022, respectively.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income (Loss) and Adjusted Pro Forma Earnings (Loss) Per Fully Exchanged and Diluted Share
Adjusted pro forma net income (loss) represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings (loss) per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income (loss) by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
In the first quarter of 2023, the Company revised its definition of Adjusted Pro Forma Net Income to exclude executive transition costs as an adjustment to the measure. Previously reported periods have been revised to conform to the current period presentation. See "EBITDA and Adjusted EBITDA" above for additional information.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income (loss) attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share should not be considered alternatives to Net income (loss) and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income (loss) attributable to Shake Shack Inc. Adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results.

Exhibit 99.1

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(in thousands, except per share amounts)	June 28 2023	June 29 2022	June 28 2023	June 29 2022
Numerator:
Net income (loss) attributable to Shake Shack Inc.	$6,948	$(1,188)	$5,414	$(11,350)
Adjustments:
Reallocation of Net income (loss) attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	275	(115)	187	(1,235)
Legal settlements	—	750	1,004	6,750
Gift card breakage cumulative catch-up adjustment	—	—	—	(1,281)
Other(2)	1,693	—	2,321	—
Tax impact of above adjustments(3)	(1,036)	684	(1,336)	(911)
Adjusted pro forma net income (loss)	$7,880	$131	$7,590	$(8,027)

Denominator:
Weighted average shares of Class A common stock outstanding—diluted	43,886	39,227	43,837	39,195
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	—	2,906	—	2,913
Dilutive effect of equity awards	—	104	—	—
Dilutive effect of convertible notes	—	1,467	—	—
Adjusted pro forma fully exchanged weighted average shares of Class A common stock outstanding—diluted	43,886	43,704	43,837	42,108

Adjusted pro forma earnings (loss) per fully exchanged share—diluted	$0.18	$—	$0.17	$(0.19)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	June 28 2023	June 29 2022	June 28 2023	June 29 2022
Earnings (loss) per share of Class A common stock—diluted	$0.16	$(0.03)	$0.13	$(0.29)
Assumed exchange of LLC Interests for shares of Class A common stock(1)	—	—	—	(0.01)
Non-GAAP adjustments(4)	0.02	0.03	0.04	0.11
Adjusted pro forma earnings (loss) per fully exchanged share—diluted	$0.18	$—	$0.17	$(0.19)
(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests.
(2)Related to professional fees for a non-recurring matter.
(3)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 14.9% and 25.1% for the thirteen and twenty-six weeks ended June 28, 2023, respectively, and 14.9% and 25.0% for the thirteen and twenty-six weeks ended June 29, 2022, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(4)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted Pro Forma Net Income (Loss) above, for additional information.